SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 11, 2009

BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-116897 (Commission File Number)	22-3754018 (IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA (Address of principal executive offices)	55121 (Zip Code)

Registrant’s telephone number, including area code:  (651) 994-8608

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	BANKRUPTCY OR RECEIVERSHIP.

On October 30, 2008, Buffets Holdings, Inc. and each of its subsidiaries, including Buffets, Inc. (collectively, the “Debtors”) filed a proposed Debtor’s Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (the "Initial Plan") and a related Disclosure Statement (the “Disclosure Statement”) describing the terms of the Initial Plan.  The Plan was subsequently amended (the “Amended Plan”) on December 16, 2008 to include, among other things, a global resolution of certain valuation litigation commenced by the Official Committee of Unsecured Creditors.  On February 20, 2009, the Debtors filed their Second Amended Joint Plan of Reorganization (“the Second Amended Plan”) which amended the manner in which certain claims against and equity interests in the Debtors will be treated. On March 11, 2009, the Debtors filed their Third Amended Joint Plan of Reorganization (“the Third Amended Plan”) which included the Second Amended Plan’s revisions, as well as the clarification of certain terms and conditions contained within the Second Amended Plan.

On March 11, 2009, the Bankruptcy Court entered an order (i) approving the adequacy of information in the Third Amended Disclosure Statement with respect to the Third Amended Plan and (ii) authorizing the Debtors to send a solicitation package, no later than March 14, 2009, containing the Third Amended Disclosure Statement, Third Amended Plan and ballots, to holders of claims in certain classes who are affected by the amendments embodied in the Third Amended Plan and entitled to vote on the Third Amended Plan. The extended deadline for voting on the Third Amended Plan is April 10, 2009.  A confirmation hearing for the Bankruptcy Court to consider approval of the Third Amended Plan is scheduled for April 17, 2009.  The effective date of the Third Amended Plan is anticipated to be during the second quarter of the calendar year (the “Effective Date”).  However, the Debtors can make no assurance as to whether or when the Third Amended Plan will become effective.  It is also possible that additional technical amendments could be made to the Third Amended Plan prior to effectiveness. Copies of the Third Amended Disclosure Statement and Third Amended Plan are attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Disclosure Statement for the Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.
99.2	Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 17, 2009

BUFFETS HOLDINGS, INC.

By:	/s/ A. Keith Wall
Name: A. Keith Wall
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Disclosure Statement for the Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.
99.2	Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.